                                                                    EXHIBIT 10.4


                                                            AMENDED AND RESTATED
                                                           REVOLVING CREDIT NOTE


                                                 Obligation # __________________

                                                               February 17, 1998
                                                      Philadelphia, Pennsylvania



$13,000,000



FOR VALUE RECEIVED, and intending to be legally bound hereby, the undersigned Borrower, ECC International Corp., unconditionally promises to pay to the order of FIRST UNION NATIONAL BANK (the "Bank"), the principal amount of all advances that are now or may hereafter be made hereunder and that are then outstanding, together with accrued, unpaid interest thereon and any unpaid costs and expenses payable hereunder, on October 1, 1998.

A.       TERMS OF NOTE.

         1. INTEREST PAYMENTS. Interest on the principal balance hereof shall, except as provided in subpart A.8. below, accrue at such rates and be payable in accordance with Section A.2. of that certain Term Loan and Revolving Credit Agreement dated September 20, 1994 between the Bank and the Borrower, as amended to date, including by Amendment of even date herewith (together with any exhibits thereto and amendments and modifications thereto in effect from time to time, the "Loan Agreement").

         2. COMPUTATION OF INTEREST. Interest hereunder shall be computed daily on the basis of a year of 360 days for the actual number of days elapsed. All payments hereunder shall be made in lawful currency of the United States of America and in immediately available funds at the Bank's address set forth in the Loan Agreement or at such other address as the Bank shall notify the Borrower of in writing.

         3. INCORPORATION BY REFERENCE. This Note is the Revolving Credit Note referred to in the Loan Agreement and is subject to the terms and conditions thereof, which terms and conditions are incorporated herein, including, without limitation, terms pertaining to definitions, representations, warranties, covenants, events of default and remedies. Any capitalized term used herein without definition shall have the definition contained in the Loan Agreement.

         4. BORROWING REQUESTS; CREDITING OF ACCOUNT. Any request for borrowing pursuant to this Note shall be made by the Borrower in writing in the form of a "Notice of Borrowing Under Revolving Credit" attached hereto as Exhibit A and in accordance with the terms of the Loan Agreement. Unless otherwise requested by the Borrower in writing at least one
                  (1) Business Day prior to the date of a requested advance, each advance hereunder shall be made by crediting the Account as defined in the Loan Agreement with the amount of the advance. All advances made by crediting the Account or any other account of the Borrower at the Bank shall be conclusively presumed to have been properly authorized by the Borrower.

         5. BANK RECORDS OF ADVANCE. The Bank may enter in its business records the date and the amount of each advance, each conversion from one interest rate basis to another and each payment made pursuant to this Note and the Loan Agreement. The Bank's records of such advance, conversion or payment shall, in the absence of manifest error, be conclusively binding upon the Borrower. In the event the Bank gives notice or renders a statement by mailing such notice or statement to the Borrower, concerning any such advance, conversion or payment, or the amount of principal and interest due on this Note, the Borrower agrees that, unless the Bank receives a written notification of exceptions to this statement within forty-five
                  (45) calendar days after such statement or notice is mailed, the statement or notice shall be an account stated, correct and acceptable and binding upon the Borrower.

         6. ADVANCE REQUESTS EXCEEDING MAXIMUM PRINCIPAL AMOUNT. The Borrower shall not request the Bank to make any advances under this Note or the Loan Agreement which exceeds the Maximum Principal Amount set forth in Section A.2.b. of the Loan Agreement. In the event that the principal balance outstanding under this Note exceeds at any time the Maximum Principal Amount, the Borrower shall immediately, and without demand from the Bank, pay to the Bank the amount in excess thereof, and the Borrower agrees that until such excess is paid to the Bank, this Note shall evidence and be enforceable with respect to any and all amounts outstanding hereunder including such excess.

         7. APPLICATION OF PAYMENTS. All payments received on this Note shall be applied first to the Bank's fees, costs and expenses which the Borrower is obligated to pay pursuant to the terms hereof and under any other Loan Document, then to accrued and unpaid interest and then to principal or such payments may be applied in such other order as the Bank in its sole discretion shall determine.

         8. DEFAULT RATE. At the Bank's option, interest will be assessed on any principal which remains unpaid at the maturity of this Note, whether by acceleration or otherwise, or upon and following any Event of Default, at a rate which is four percent (4%) higher than the rate otherwise charged hereunder (the "Default Rate") provided that at no time shall the Default Rate exceed the highest rate of interest allowed by law. Such Default Rate of interest shall also be charged on the amounts owed by the Borrower to the Bank pursuant to any judgments entered in favor of Bank in respect of this Note or any other Loan Document.

         9. PREPAYMENT. Prepayment of principal may be made subject to payment of all amounts required to be paid in connection with such prepayment as provided in the Loan Agreement.

B.       REMEDIES.

         1. GENERALLY. Upon and following an Event of Default, the Bank, at its option, may exercise any and all rights and remedies it has under this Note, the Loan Agreement and/or the other Loan Documents and under applicable law, including, without limitation, the right to charge and collect interest on the principal portion of the amounts outstanding hereunder at the Default Rate. Upon and following an Event of Default, the Bank may proceed to protect and enforce the Bank's rights under any Loan Document and/or under applicable law by action at law, in equity, or other appropriate proceeding, including, without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein or in any other Loan Document.

         2. REMEDIES CUMULATIVE; NO WAIVER. The remedies hereunder and under the other Loan Documents are cumulative and concurrent, and are not exclusive of any other remedies available to the Bank. No failure or delay on the part of the Bank in the exercise of any right, power, remedy or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, remedy or privilege preclude any other or further exercise thereof, or the exercise of any other right, power, remedy or privilege.

C.       MISCELLANEOUS.

         1. GOVERNING LAW. This Note shall be construed in accordance with and governed by the substantive laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

         2. INTEGRATION. This Note and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

         3. AMENDMENT; WAIVER. No amendment of this Note, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

         4. SUCCESSORS AND ASSIGNS. This Note (i) shall be binding upon the Borrower and the Bank and their respective successors and permitted assigns, and (ii) shall inure to the benefit of the Borrower and the Bank and their respective successors and permitted assigns; provided, however, that the Borrower may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Borrower shall be void and of no effect with respect to the Bank.

         5. SEVERABILITY. The illegality or unenforceability of any provision of this Note or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Note or any instrument or agreement required hereunder. In lieu of any illegal or unenforceable provision in this Note, there shall be added automatically as part of this Note a legal and enforceable provision as similar in terms to such illegal or unenforceable provision as may be possible.

         6. INCONSISTENCIES. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of each Loan Document. The Borrower agrees that in the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

         7. HEADINGS. The headings of sections and paragraphs have been included herein for convenience only and shall not be considered in interpreting this Note.

         8. SCHEDULES. If a Schedule and/or an Exhibit is attached hereto, the provisions thereof are incorporated herein.

         9.       JUDICIAL PROCEEDING; WAIVERS.

                  a. THE BORROWER AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE BANK OR THE BORROWER OR ANY SUCCESSOR OR ASSIGN OF THE BANK OR THE BORROWER, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.

                  b. THE BANK AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                  c.       THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS
                           SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT THE BANK WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

IN WITNESS WHEREOF, the Borrower has duly executed and delivered to the Bank this Note as of the date first above written.


ATTEST:                                     ECC INTERNATIONAL CORP.


By:   /s/ Relland Winand                      /s/ George W. Murphy
    ------------------------------          --------------------------------
Name:  Relland Winand                       Name:  George W. Murphy
Title: Vice President, Finance              Title: President/CEO

                                            Address:  175 Strafford Avenue
                                                      Wayne, PA  19087
                                            Telecopier No. (610) 254-9268

                                    EXHIBIT A

                                      Notice of Borrowing Under Revolving Credit

DATE OF BORROWING:_______________________________
DATE OF NOTE:____________________________________
AMOUNT REQUESTED: $______________________________
INTEREST RATE BASIS:_____________________________
INTEREST PERIOD (IF APPLICABLE):_________________


         The Borrower hereby notifies the Bank that it requires a borrowing ("Borrowing") under the Term Loan and Revolving Credit Agreement, dated September 20, 1994, as amended to date, including by Amendment of even date herewith (together with any amendments or modifications thereto in effect from time to time, the "Loan Agreement") established for the Borrower in the amount set forth above. The Borrowing will be deposited in the Borrower's Account No. __________________________. In order to induce the Bank to fund such Borrowing, the Borrower hereby affirms the following:

         1. The representations and warranties of the Borrower contained in the Loan Agreement are correct on and as of the date of this Notice of Borrowing Under Revolving Credit.

         2. No Event of Default (as defined in the Loan Agreement) has occurred and is continuing.

         3. There has been no change in the Borrower's or any Obligor's condition, financial or otherwise, since the date of the Loan Agreement, which would have a Material Adverse Effect (as defined In the Loan Agreement).

         4. All of the Loan Documents (as defined in the Loan Agreement) remain in full force and effect, without modification.

         5.       Use of Borrowing will be to: ________________________________.


Date:  ______________, 19__                 ECC INTERNATIONAL CORP.


                                            By:____________________________
                                            Name:
                                            Title:

                                                            AMENDED AND RESTATED
                                                           REVOLVING CREDIT NOTE


                                                  Obligation # _________________

                                                               February 17, 1998
                                                      Philadelphia, Pennsylvania


$5,500,000


FOR VALUE RECEIVED, and intending to be legally bound hereby, the undersigned Borrower, ECC SIMULATION LIMITED, unconditionally promises to pay to the order of FIRST UNION NATIONAL BANK, (the "Bank"), the principal amount of all advances that are now or may hereafter be made hereunder and that are then outstanding, together with accrued, unpaid interest thereon and any unpaid costs and expenses payable hereunder, on October 1, 1998.

A.       Terms of Note.

         1. INTEREST PAYMENTS. Interest on the principal balance hereof shall, except as provided in subpart A.8. below, accrue at such rates and be payable in accordance with Section A.1. of that certain Revolving Credit Agreement dated September 20, 1994 between the Bank and the Borrower, as amended to date, including by Amendment of even date herewith (together with any exhibits thereto and amendments and modifications thereto in effect from time to time, the "Loan Agreement").

         2. COMPUTATION OF INTEREST. Interest hereunder shall be computed daily in accordance with the Loan Agreement. All payments hereunder shall be made in lawful currency of the United States of America or in pounds sterling, as set forth in the Loan Agreement, and in immediately available funds at the Bank's address set forth in the Loan Agreement or at such other address as the Bank shall notify the Borrower of in writing.

         3. INCORPORATION BY REFERENCE. This Note is the Revolving Credit Note referred to in the Loan Agreement and is subject to the terms and conditions thereof, which terms and conditions are incorporated herein, including, without limitation, terms pertaining to definitions, representations, warranties, covenants, events of default and remedies.

                  Any capitalized term used herein without definition shall have the definition contained in the Loan Agreement

         4. BORROWING REQUESTS; CREDITING OF ACCOUNT. Any request for borrowing pursuant to this Note shall be made by the Borrower in writing in the form of a "Notice of Borrowing Under Revolving Credit" attached hereto as Exhibit A and in accordance with the terms of the Loan Agreement. Unless otherwise requested by the Borrower in writing at least five
                  (5) Business Days prior to the date of a requested advance, each advance hereunder shall be made by crediting the Account as defined in the Loan Agreement with the amount of the advance. All advances made by crediting the Account or any other account of the Borrower at the Bank shall be conclusively presumed to have been properly authorized by the Borrower.

         5. BANK RECORDS OF ADVANCE. The Bank may enter in its business records the date and the amount of each advance, each conversion from one interest rate basis to another and each payment made pursuant to this Note and the Loan Agreement. The Bank's records of such advance, conversion or payment shall, in the absence of manifest error, be conclusively binding upon the Borrower. In the event the Bank gives notice or renders a statement by mailing such notice or statement to the Borrower, concerning any such advance, conversion or payment, or the amount of principal and interest due on this Note, the Borrower agrees that, unless the Bank receives a written notification of exceptions to this statement within forty-five
                  (45) calendar days after such statement or notice is mailed, the statement or notice shall be an account stated, correct and acceptable and binding upon the Borrower.

         6. ADVANCE REQUESTS EXCEEDING MAXIMUM PRINCIPAL AMOUNT. The Borrower shall not request the Bank to make any advances under this Note or the Loan Agreement which exceeds the Maximum Principal Amount set forth in Section A.1.b. of the Loan Agreement. In the event that the principal balance outstanding under this Note exceeds at any time the Maximum Principal Amount, the Borrower shall immediately, and without demand from the Bank, pay to the Bank the amount in excess thereof, and the Borrower agrees that until such excess is paid to the Bank, this Note shall evidence and be enforceable with respect to any and all amounts outstanding hereunder including such excess.

         7. APPLICATION OF PAYMENTS. All payments received on this Note shall be applied first to the Bank's fees, costs and expenses which the Borrower is obligated to pay pursuant to the terms hereof and under any other Loan Document, then to accrued and unpaid interest and then to principal or such payments may be applied in such other order as the Bank in its sole discretion shall determine.

         8. DEFAULT RATE. At the Bank's option, interest will be assessed on any principal which remains unpaid at the maturity of this Note, whether by acceleration or otherwise, or upon and following any Event of Default, at a rate which is four percent (4%) higher than the rate otherwise charged hereunder (the "Default Rate") provided that at no time shall the Default Rate exceed the highest rate of interest allowed by law. Such Default Rate of interest shall also be charged on the amounts owed by the Borrower to the Bank pursuant to any judgments entered in favor of Bank in respect of this Note or any other Loan Document

         9. PREPAYMENT. Prepayment of principal may be made subject to payment of all amounts required to be paid in connection with such prepayment as provided in the Loan Agreement.

B.       REMEDIES.

         1. GENERALLY. Upon and following an Event of Default, the Bank, at its option, may exercise any and all rights and remedies it has under this Note, the Loan Agreement and/or the other Loan Documents and under applicable law, including, without limitation, the right to charge and collect interest on the principal portion of the amounts outstanding hereunder at the Default Rate. Upon and following an Event of Default, the Bank may proceed to protect and enforce the Bank's rights under any Loan Document and/or under applicable law by action at law, in equity, or other appropriate proceeding, including, without limitation, an action for specific performance to enforce or aid in the enforcement of any provision contained herein or in any other Loan Document.

         2. REMEDIES CUMULATIVE; NO WAIVER. The remedies hereunder and under the other Loan Documents are cumulative and concurrent, and are not exclusive of any other remedies available to the Bank. No failure or delay on the part of the Bank in the exercise of any right, power, remedy or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power, remedy or privilege preclude any other or further exercise thereof, or the exercise of any other right, power, remedy or privilege.

C.       MISCELLANEOUS.

         1. GOVERNING LAW. This Note shah be construed in accordance with and governed by the substantive laws of the Commonwealth of Pennsylvania without reference to conflict of laws principles.

         2. INTEGRATION. This Note and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof and thereof.

         3. AMENDMENT; WAIVER. No amendment of this Note, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto.

         4. SUCCESSORS AND ASSIGNS. This Note (i) shall be binding upon the Borrower and the Bank and their respective successors and permitted assigns, and (ii) shall inure to the benefit of the Borrower and the Bank and their respective successors and permitted assigns; provided, however, that the Borrower may not assign its rights or obligations hereunder or any interest herein without the prior written consent of the Bank, and any such assignment or attempted assignment by the Borrower shall be void and of no effect with respect to the Bank.

         5. SEVERABILITY. The illegality or unenforceability of any provision of this Note or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Note or any instrument or agreement required hereunder. In lieu of any illegal or unenforceable provision in this Note, there shall be added automatically as part of this Note a legal and enforceable provision as similar in terms to such illegal or unenforceable provision as may be possible.

         6. INCONSISTENCIES. The Loan Documents are intended to be consistent. However, in the event of any inconsistencies among any of the Loan Documents, such inconsistency shall not affect the validity or enforceability of each Loan Document. The Borrower agrees that in the event of any inconsistency or ambiguity in any of the Loan Documents, the Loan Documents shall not be construed against any one party but shall be interpreted consistent with the Bank's policies and procedures.

         7. HEADINGS. The headings of sections and paragraphs have been included herein for convenience only and shall not be considered in interpreting this Note.

         8. SCHEDULES. If a Schedule and/or an Exhibit is attached hereto, the provisions thereof are incorporated herein.

         9.       JUDICIAL PROCEEDING; WAIVERS.

                  a. THE BORROWER AGREES THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT OR INSTITUTED BY THE BANK OR THE BORROWER OR ANY SUCCESSOR OR ASSIGN OF THE BANK OR THE BORROWER, ON OR WITH RESPECT TO THIS NOTE OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO, OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY.

                  b. THE BANK AND THE BORROWER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR PROCEEDING. FURTHER, THE BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES.

                  c.       THE BORROWER ACKNOWLEDGES AND AGREES THAT THIS
                           SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS NOTE AND THAT THE BANK WOULD NOT EXTEND CREDIT TO THE BORROWER IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS NOTE.

IN WITNESS WHEREOF, the Borrower has duly executed and delivered to the Bank this Note as of the date first above written.


ATTEST:                                     ECC SIMULATION LIMITED


  /s/ Relland Winand                        By:  /s/ George W. Murphy
------------------------------                  ------------------------------
Name:  Relland Winand                             Name:  George W. Murphy
Title: Secretary                                  Title: President

                                            Address:   175 Strafford Avenue
                                                       Wayne, PA  19087
                                            Telecopier No.:  (215) 254-9268

                                    EXHIBIT A

                                                       NOTICE OF BORROWING UNDER
                                                                REVOLVING CREDIT


DATE OF BORROWING:_______________________________
DATE OF NOTE:____________________________________
AMOUNT REQUESTED: $______________________________
INTEREST RATE BASIS:_____________________________
INTEREST PERIOD (IF APPLICABLE):_________________


The Borrower hereby notifies the Bank that it requires a borrowing ("Borrowing") under the Revolving Credit Agreement dated September 20, 1994 (together with any amendments or modifications thereto in effect from time to time, the "Loan Agreement") established for the Borrower in the amount set forth above. The Borrowing will be deposited in the Borrower's Account No. _____________________. In order to induce the Bank to fund such Borrowing, the Borrower hereby affirms the following:

         1. The representations and warranties of the Borrower contained in the Loan Agreement are correct on and as of the date of this Notice of Borrowing Under Revolving Credit.

         2. No Event of Default (as defined in the Loan Agreement) has occurred and is continuing.

         3. There has been no change in the Borrower's or any Obligor's condition, financial or otherwise, since the date of the Loan Agreement, which would have a Material Adverse Effect (as defined in the Loan Agreement).

         4. All of the Loan Documents (as defined in the Loan Agreement) remain in full force and effect, without modification.

         5.       Use of Borrowing will be: ____________________________________
                  _____________________________________________________________.


Date:  ______________, 19__

                                            ECC SIMULATION LIMITED

                                            By:____________________________
                                            Name:
                                            Title: